Exhibit 99.07

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   March, 2001
           Series 2000-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      295,853.83
                                                                  --------------
               (b)   Interest                                 $    2,582,494.43
                                                                  --------------
               (c)   Total                                    $    2,878,348.26
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      216,244.55
                                                                  --------------
               (b)   Interest                                 $    1,885,204.06
                                                                  --------------
               (c)   Total                                    $    2,101,448.61
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $       79,609.28
                                                                  --------------
               (b)   Interest                                 $      697,290.37
                                                                  --------------
               (c)   Total                                    $      776,899.65
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $      109,276.76
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $   12,231,993.70
                                                                  --------------
               (b)   Interest                                 $       85,886.57
                                                                  --------------
               (c)   Total                                    $   12,317,880.27
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $      200,448.29
                                                                  --------------
               (b)   Interest                                 $        1,502.78
                                                                  --------------
               (c)   Total                                    $      201,951.07
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $             0.00
                                                                 ---------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  382,558,728.53
                                                                 ---------------

13.      Available Funds:                                     $   15,429,520.74
                                                                 ---------------

14.      Realized Losses for prior month:                     $       54,795.23
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                54,795.23
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $        6,586.72
                                                                  --------------

18.       Total interest payments:                            $    2,591,948.15
                                                                  --------------

19. Interest
                                Unpaid Class
       Accrued Certificate   Interest Shortfalls     Interest
Class        Interest                                 Payable       Pay-out Rate
-----        --------        -------------------      -------       ------------
PO     $              0.00   $              0.00    $       0.00    %0.000000000
A1     $        431,352.50   $              0.00    $ 431,352.50    %7.750000027
A2     $         42,980.21   $              0.00    $  42,980.21    %7.750000301
A3     $          6,500.00   $              0.00    $   6,500.00    %8.000000000
A4     $              0.00   $              0.00    $       0.00    %0.000000000
A5     $        265,180.70   $              0.00    $ 265,180.70    %7.749999890
A6     $         92,967.71   $              0.00    $  92,967.71    %7.750000139
A7     $         69,911.46   $              0.00    $  69,911.46    %7.750000185
A8     $         41,656.25   $              0.00    $  41,656.25    %7.750000000
A9     $         86,057.29   $              0.00    $  86,057.29    %7.749999850
A10    $         13,110.42   $              0.00    $  13,110.42    %7.750001970
A11    $          6,716.67   $              0.00    $   6,716.67    %7.750003846
A12    $         17,211.46   $              0.00    $  17,211.46    %7.750000750
A13    $         32,259.38   $              0.00    $  32,259.38    %7.750001201
A14    $         71,041.67   $              0.00    $  71,041.67    %7.750000364
A15    $         10,726.67   $              0.00    $  10,726.67    %8.000002486
A16    $         46,180.00   $              0.00    $  46,180.00    %8.000000000
A17    $         17,187.50   $              0.00    $  17,187.50    %8.250000000
A18    $         58,125.00   $              0.00    $  58,125.00    %7.750000000
A19    $         36,360.42   $              0.00    $  36,360.42    %7.750000710
A20    $         14,180.00   $              0.00    $  14,180.00    %8.000000000
A21    $         18,153.33   $              0.00    $  18,153.33    %7.999998531
A22    $        860,187.58   $              0.00    $ 860,187.58    %7.749999967
A23    $        123,184.01   $              0.00    $ 123,184.01    %7.749999854
A24    $         22,378.13   $              0.00    $  22,378.13    %7.750001732
A25    $         10,430.21   $              0.00    $  10,430.21    %7.750001238
S      $         79,151.53   $              0.00    $  79,151.53    %0.401291980
M      $         54,485.04   $              0.00    $  54,485.04    %7.750000221
B1     $         25,148.91   $              0.00    $  25,148.91    %7.749998814
B2     $         13,972.33   $              0.00    $  13,972.33    %7.749999314
B3     $         11,176.58   $              0.00    $  11,176.58    %7.749998235
B4     $          6,989.37   $              0.00    $   6,989.37    %7.749998011
B5     $          6,985.82   $              0.00    $   6,985.82    %7.750003259
R      $              0.00   $              0.00    $       0.00    %0.000000000

20.       Principal Distribution Amount:                      $   12,837,572.59
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution        Accrual Amount
                                  ----------------------        --------------
         Class PO                 $             35,124.40       $         0.00
         Class A1                 $          3,899,312.56       $         0.00
         Class A2                 $                  0.00       $         0.00
         Class A3                 $                  0.00       $         0.00
         Class A4                 $                  0.00       $         0.00
         Class A5                 $                  0.00       $         0.00
         Class A6                 $                  0.00       $         0.00
         Class A7                 $                  0.00       $         0.00
         Class A8                 $                  0.00       $         0.00
         Class A9                 $                  0.00       $         0.00
         Class A10                $                  0.00       $         0.00
         Class A11                $                  0.00       $         0.00
         Class A12                $                  0.00       $         0.00
         Class A13                $                  0.00       $         0.00
         Class A14                $                  0.00       $         0.00
         Class A15                $                  0.00       $         0.00
         Class A16                $                  0.00       $         0.00
         Class A17                $                  0.00       $         0.00
         Class A18                $                  0.00       $         0.00
         Class A19                $                  0.00       $         0.00
         Class A20                $                  0.00       $         0.00
         Class A21                $                  0.00       $         0.00
         Class A22                $          4,569,248.29       $         0.00
         Class A23                $          4,320,170.98       $         0.00
         Class A24                $                  0.00       $         0.00
         Class A25                $                  0.00       $         0.00
         Class S                  $                  0.00       $         0.00
         Class M                  $              6,292.93       $         0.00
         Class B1                 $              2,904.66       $         0.00
         Class B2                 $              1,613.78       $         0.00
         Class B3                 $              1,290.88       $         0.00
         Class B4                 $                807.26       $         0.00
         Class B5                 $                806.85       $         0.00
         Class R                  $                  0.00       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                                $          0.00
                                                                   -------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                                $          0.00
                                                                   -------------

24.      Subordinate Certificate Writedown Amount:              $     54,795.14
                                                                   -------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                             $           0.00
                                                                  --------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $       79,161.88
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $       54,795.23
                                                                     -----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 95.273869  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  4.726131
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.
                                            By:  /s/ Robert Peterkin
                                            ------------------------
                                                     Robert Peterkin
                                                     Vice President